Exhibit 99.1

1 © 2018 Majesco. All rights reserved MAJESCO Needham Emerging Technology Conference Westin Grand Hotel, New York May 15 th , 2018

2 © 2018 Majesco. All rights reserved Safe Harbor This presentation contains forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act . These forward - looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty . These forward - looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission (SEC) and which you should review, including those statements under “Item 1 A – Risk Factors” in Majesco’s Annual Report on Form 10 - K for the fiscal year ended March 31 , 2017 filed with the SEC on June 16 , 2017 as amended with the Form 10 - Q filed with SEC on February 7 , 2018 Important factors that could cause actual results to differ materially from those described in forward - looking statements contained in this press release include, but are not limited to : integration risks ; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters ; technology development risks ; intellectual property rights risks ; competition risks ; additional scrutiny and increased expenses as a result of being a public company ; the financial condition, financing requirements, prospects and cash flow of Majesco ; loss of strategic relationships ; changes in laws or regulations affecting the insurance industry in particular ; restrictions on immigration ; the ability and cost of retaining and recruiting key personnel ; the ability to attract new clients and retain them and the risk of loss of large customers ; continued compliance with evolving laws ; customer data and cybersecurity risk ; and Majesco’s ability to raise capital to fund future growth . These forward - looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur . If such forward - looking statements prove to be inaccurate, the inaccuracy may be material . You should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation . Majesco disclaims any obligation to publicly update or release any revisions to these forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law .

3 © 2018 Majesco. All rights reserved Industry Disruption Presents Extraordinary Opportunity for Majesco to become the Market Leader

4 © 2018 Majesco. All rights reserved ▪ $7 trillion dollar industry 2 decades late for its date with the disruption that rocked Banking, Retail, Travel, Hospitality and Music. ▪ An opportunity so compelling recent institutional and strategic investment exceeds $19B, into 1500 start - up companies. ▪ And companies in this segment investing more in technology are performing 6% better than their peers and growing twice as fast.

5 © 2018 Majesco. All rights reserved It’s Insurance, it’s Digital, it’s Now Insurance Industry is late to its date with predicted disintermediation that pundits forecast with conviction from last 15 - 20 years since the emergence of eBusiness. Digital companies like Amazon, Uber, Netflix, Apple and others are resetting the bar for customer engagement. Incumbent Insurance is facing permanent changes in customer behavior, new digital technology and a shifting of boundaries. InsurTech companies that have $19B in funding. InsurTech companies are developing innovative business models and products that are leading the way to Digital Insurance 2.0. 1500+ Digitization is one of top priorities at most mid to large insurers globally.

6 © 2018 Majesco. All rights reserved Markets, Customers, Partnerships

Majesco provides software and services to the changing Insurance Industry

Property & Casualty

Life & Annuity

Group & Employee Benefits

~2 Trillion Annual Premium

- Americas ~880B
- EMEA ~720B
- APAC ~400B

Average IT Spend of 3.5%

~2.9 Trillion Annual Premium

- Americas ~680B
- EMEA ~900B
- APAC ~1,300B

Average IT Spend of 2%

Covers all lines of business across all tiers of clients and includes Core, Distribution, Digital and Data solutions

Source: Swiss Re sigma no 4/2015

Majesco Footprint

MJCO

NYSE

~160

Customers

8

Countries

$123M

2018 Revenues

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© 2018 Majesco. All rights reserved
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8 © 2018 Majesco. All rights reserved Customer Base – A Foundation For Growth Not all customers have all products creating opportunities to extend the Majesco relationship Customers by Tiers Customer concentration impact due to IBM partnership Policy 35 Claims 1 Billing 33 6 20 1 % to Revenue FY17 FY18 Top Client 7.5% 9.0% Top 5 Clients 27.1% 28.4% Top 10 Clients 40.9% 43.1% FY18 Tier 1 19 26 49 77 Tier 2 Tier 3 Tier 4

Expanding Relationship with ~160 Customer Base

HERITAGE Insurance

One of the fastest growing P&C insurers leveraged Majesco platform for organic growth and Acquisitions

QBE

Selected Majesco Platform to drive growth in Specialty business.

unum / **Legal & General**

Use Majesco Group Platform to process over 50% of UK Group Benefits business on Majesco Platform.

MetLife

Selected Majesco Group Benefits platform for digital transformation of their Small Markets business on IBM cloud.

AMERICAN FAMILY INSURANCE

Leveraged Majesco platform to launch Direct to Consumer Business model by a Greenfield initiative.

eTiQa Takaful

Etiqa (Maybank Group) used Majesco platform to process over 250 products and 2.6M policies in Malaysia.

MAJESCO
© 2018 Majesco. All rights reserved
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10 © 2018 Majesco. All rights reserved Clear and Compelling Customer Value Proposition These Benefits are Driving Insurer’s Interest in Cloud Model Speed Lower TCO Upgradability Scalability Security Support

11 © 2018 Majesco. All rights reserved Proof In Pudding – Speed to Value Case Studies Speed to Implementation 12 Months 10 Months 8 Months 4 Months Business Goals New Model, Commercial Lines Product in 50 States Specialty Lines & Aviation New Startup in Florida, new product or state in 3 - 4 months Commercial Package Quick Go - Live Single Jurisdiction

12 © 2018 Majesco. All rights reserved IBM and Majesco Form Partnership to Accelerate New Insurance Services on IBM Cloud “Our insurance clients are facing huge pressures to modernize their business models, keep pace with the explosion of data, transactions, regulatory requirements, and new expectations for the experience of individuals. This partnership with Majesco will accelerate their digital transformations and allow them to discover new insight in the data flowing through their existing processes.” – Bridget van Kralingen, Senior Vice President, IBM Industry Platforms. IBM. (2016, October 3). IBM and Majesco Form Partnership to Accelerate New Insurance Services on IBM Cloud [Press release]. https://www - 03.ibm.com/press/us/en/pressrelease/50671.wss

13 © 2018 Majesco. All rights reserved Market Validation of IBM / Majesco Partnership One of the largest Cloud deals in the industry Tier 1&2 Cloud Model MJCO Cloud Credentials Market Traction Currently engaged with multiple tier 1 & 2 customers Group Insurance Establishes Majesco & IBM in the group segment Industry Disruption Platform as a Service, redefines group insurance

14 © 2018 Majesco. All rights reserved Majesco Platforms

15 © 2018 Majesco. All rights reserved Provide a leading Insurance Industry Platform enabling Insurance carriers to outperform with innovative, on demand digital capabilities. We have Platform, Partnerships and Proof points to create path to Digital Insurance 2.0 Our Vision

16 © 2017 Majesco. All rights reserved The Path Forward: Industry Platforms Customer Centric, Industry & Company Level Processes & Systems Customer Industry Processes & Platforms Digital Ecosystems Micro Services

17 © 2018 Majesco. All rights reserved Bringing Together Powerful Insurance Platforms for the Digital Era Ecosystem Digital Platforms Next Generation of Core Systems Over 100 Customers Cloud Computing Industry Platforms 37 Customers

18 © 2018 Majesco. All rights reserved Digital Data & Analytics Platform & Tools Billing Policy Personal, Commercial Specialty Content Claims Distribution Management Over $200m of R&D investment has positioned Majesco with a strong product platform Life & Annuity Property & Casualty Group & Employee Benefits

19 © 2018 Majesco. All rights reserved Personal, Commercial, Specialty Under Single Platform Personal Lines ▪ Auto ▪ Homeowners ▪ Renters ▪ Dwelling Fire Commercial Lines ▪ C - Auto ▪ Garage ▪ Property ▪ GL ▪ Inland Marine ▪ Crime ▪ BOP ▪ Workers Comp ▪ Commercial Package Specialty Lines Templates for 20+ specialty lines of business Majesco P&C Suite Version 10

20 © 2018 Majesco. All rights reserved Individual, Group, Voluntary Benefits & Worksite Under Single Platform Individual Life & Annuity Lines ▪ Life ▪ Term, Whole, UL, VUL ▪ Annuities ▪ SPIA, SPDA, FPDA, EIA Majesco L&A & Group Suite Version 10 Group, Voluntary Benefits & Worksite Lines ▪ Basic Life & AD&D ▪ Supp. Life & AD&D ▪ Short Term Disability ▪ Long Term Disability ▪ Critical Illness ▪ Accident ▪ Hospital Indemnity ▪ Dental ▪ Vision ▪ Additional Services

21 © 2018 Majesco. All rights reserved Microservices digital insurance platform with cloud - native configuration workbench and runtime platform for building and running custom digital apps App Store for Pay - per - use Insurance Apps from Majesco & ecosystem partners Ready to use engagement micro apps (Portal, Microservices and more) for global insurance Outside - in journey design tool for implementing and tracking customer engagement • Multi - tenant • Global • P&C, Life & Group • Pure Cloud Play Launched May 2018

MAJESCO

Digital 1st Platform www.digital1st.io

Microservices digital insurance platform with cloud-native configuration workbench and runtime platform for building and running custom digital apps.

Key Highlights

- Full stack platform for digital insurance apps
- Low code / No code configuration
- Visual modeling
- Built-in DevOps
- Microservices, integration capabilities
- ACORD insurance models
- API 1st , Microservices, Containerized, Multi-tenant Platform
- Low Upfront, Per User pricing, Low / No commitment


Welcome Sachindatta!
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© 2018 Majesco. All rights reserved
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23 © 2018 Majesco. All rights reserved Financials

24 © 2018 Majesco. All rights reserved *Adj. EBITDA is EBITDA before Employee Stock Comp Revenue in USD Mn $ 77.5 M $ 77.7 M $ 90.4 M $ 90.6 M Q1 2018 Q2 2018 Q3 2018 Q4 2018 Accelerating Business Momentum Growing Revenue and Adj. EBITDA Increasing 12 month executable Order Backlog $27.9 M $30.3 M $31.8 M $32.9 M - 1.5% 3.4% 6.8% 8.8% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $25.0 $26.0 $27.0 $28.0 $29.0 $30.0 $31.0 $32.0 $33.0 $34.0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Revenue Adjusted EBITDA ▪ Revenue up 18.0% between Q1 2018 and Q4 2018. Growth primarily driven by increasing cloud business ▪ Returned to GAAP profitability in Q4 2018 ▪ Improvement in Adjusted EBITDA by 1030 basis points between Q1 2018 and Q4 2018 ▪ 12 month executable order backlog up 17% between Q1 2018 and Q4 2018 and 42% over Q4 of 2017 Note: The terms EBITDA and Adjusted EBITDA are not defined under U.S. generally accepted accounting principles (U.S. GAAP), a nd are not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. A reconciliation of Net Income to EBITDA and Adjusted EBITDA is provided as a part of our quarterly result release dated May 9th, 2018

25 © 2018 Majesco. All rights reserved Product Impl , 30.1% License , 2.1% Consulting , 21.7% Cloud Subscription , 9.1% Cloud Implementation , 21.1% Maintenance & Support , 15.9% Revenue By Segment FY17 Revenue By Segment FY18 Product Impl , 40.3% License , 2.8% Consulting , 21.9% Cloud Subscription , 5.7% Cloud Implementation , 13.8% Maintenance & Support , 15.6% ▪ On - Prem Professional services declined 25% on Y - o - Y basis while Cloud revenues increased 57% ▪ Cloud business as a percentage of revenues increased from 19.5% in the previous year to 30% of revenue in the current year ▪ Subscription revenues increased 63% on Y - o - Y basis ▪ Recurring revenues increased from 24.0% of revenue in FY 17 to 26.8% in FY 2018 Recurring Revenue includes License Fees, Cloud Subscription and Support & Maintenance Revenues Transitioning to Cloud

26 © 2018 Majesco. All rights reserved Revenue in USD Mn 1.6 1.6 1.8 1.9 2.5 2.9 2.8 3.0 4.4 4.8 4.1 3.5 4.8 6.5 7.1 7.5 4.9% 5.1% 6.1% 6.7% 9.1% 9.5% 8.9% 9.1% 18.4% 20.6% 19.8% 19.3% 26.3% 31.1% 31.2% 31.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% - 2.0 4.0 6.0 8.0 10.0 12.0 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY 17 Q1 FY18 Q2 FY 18 Q3 FY18 Q4 FY18 Cloud Subscription Cloud Services Cloud subscription % Total cloud revenue % ▪ Increase in total cloud based revenues by 75% in last 8 quarters with cloud revenues as a percentage of revenue increasing from 18.4% to 31.9% ▪ Increase in subscription revenue by 87.5% in last 8 quarters ▪ 7 out of last 9 IP deals have been on the cloud Scaling of Cloud Business

27 © 2018 Majesco. All rights reserved 3X ARR Growth Over 3 Years Customer Revenue Drivers Customer Since Annual Recurring Revenues (ARR) Minimum Current In 3 Years Customer 1  Premium Growth 2013 $0.75 M $2.5 M $6.0 M Customer 2  Additional Lines of Business  Premium Growth 2016 $0.85 M $1.0 M $3.0 M Customer 3  Additional Lines of Business  Premium Growth 2012 $0.5 M $1.5 M $2.5 M Customer 4  System Modules & LOB Rollout  Conversion & Premium Growth 2015 $0.25 M $0.25 M $1.5 M Customer 5  Rapid rollout & Data Conversion  Premium Growth 2017 $0.25M $0.25 M $1.5M Customer 6  Expansion Across Segments  Conversion & Premium Growth 2017 $1.0 M $1.0 M $6.0 M $20M+ Recurring Revenue from Current Top 6 Cloud Customers in 3 Years Growing with Existing Customers Expanding Growth Opportunities 3x increase from the current base of $6.5M

28 © 2018 Majesco. All rights reserved Proven Cloud Leadership 37 Customers On Cloud 30% Cloud Revenues 63% Cloud Subscription Growth

29 © 2018 Majesco. All rights reserved Structure and Team

30 © 2018 Majesco. All rights reserved Corporate Legal Structure Majesco Ltd, India (Listed in India) Majesco, USA (Listed in US – NYSE) 70.1% Founders Public 48.1% 51.9% Mastek (UK) Ltd., UK Public 13.8% 16.1% Listed Company Unlisted Company Individuals / Institutions • Independent US Based Board of Directors • US Corporate Governance • Majesco Ltd. Has Strong Cash Position • Provides Flexibility to Invest in US Company

31 © 2018 Majesco. All rights reserved Experienced Leadership Team Ketan Mehta Chief Executive Officer & Co - Founder Integrated four acquisitions and executed insurance focus strategy Edward Ossie Chief Operating Officer Former President of Innovation Group, CEO MTW and VP of Texas Instruments Farid Kazani Chief Financial Officer & Treasurer Deep experience in strategic technology mergers and acquisitions. Manish Shah Executive Vice President – Products Former CEO of Cover - All Technologies with over 17 years of insurance technology experience Ganesh Pai Executive Vice President – Consulting Services Has a 26 year track record of business growth and success with prior leadership experience at Genpact and Mphasis Prateek Kumar Executive Vice President – Sales 14 years of experience in insurance technology Mallinath Sengupta Executive Vice President & Head of P&C Delivery Over 30 years of experience n IT industry and majority of his experience has been in large - scale delivery account management, pre - sales, engagement Initiation and product development. Denise Garth Senior Vice President – Strategic Marketing & Innovation Insurance Company and ACORD executive; Head of Innovation and Ex - Partner, Strategy Meets Action.

Well Positioned for Growth with Solutions for Platform Economy

Products

- Strong & proven P&C, L&A and Group core processing products
- Consistently rated among top 3-4 by analysts
- Differentiates for Speed of Implementation and TCO
- Attach capabilities for Data and Digital products

Digital

- Cloud-Native Digital1st Platform with industry's first micro-services architecture
- SaaS offerings for new world products & improving customer experience

Transition to Cloud model

- Cloud business share increased from 18% to 31% over last 6 questers
- Head start in Cloud
- 37 cloud customers
- IBM & Azure partnership

IBM Partnership & Ecosystem

- Majesco is a foundation partner in IBM's Industry Platform strategy for Insurance
- Diverse Partners covering Data, AI, Digital
- Establishing *Digital1st EcoExchange* for scaling partners ecosystem

Experienced Leadership

- Track record of 5 successful acquisitions and integrations
- Young, experienced & energetic leadership
- Strong domain knowledge & technical skills
- Team across North America, UK and Asia

Customer Base

- 160 global customers across all tiers
- Significant opportunity to increase share of wallet
- Deep relationships through client partner model

MAJESCO
© 2018 Majesco. All rights reserved
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33 © 2018 Majesco. All rights reserved Thank You Majesco - Already Delivering tomorrows Insurance Platform for Insurers today